Exhibit 10.2

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of June 15, 2015, and is entered into by and between Pulmatrix, Inc. (f/k/a Ruthigen, Inc.), a Delaware corporation (“Joining Party”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A. Joining Party’s Affiliate, which is now known as Pulmatrix Operating Company, Inc. (f/k/a Pulmatrix Inc.), a Delaware corporation (the “Company”), has entered into that certain Loan and Security Agreement dated June 11, 2015 with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lender”) and Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith.

B. Joining Party acknowledges and agrees that it will benefit both directly and indirectly from the Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith.

AGREEMENT

NOW THEREFORE, Joining Party and Agent agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.

2.	By signing this Joinder Agreement, Joining Party shall be bound by the terms and conditions of the Loan Agreement to the same extent as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis (and pursuant hereto Joining Party confirms and agrees each representation, warranty, covenant, agreement and obligation as a Borrower under the Loan Agreement); provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Joining Party represents that it is an entity duly organized, legally existing and in good standing under the laws of Delaware, (b) neither Agent nor Lender shall have any duties, responsibilities or obligations to Joining Party arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, and (c) if Joining Party is covered by the Company’s insurance, Joining Party shall not be required to maintain separate insurance or comply with the provisions of Sections 2.5, 6.1 and 6.2 of the Loan Agreement, and (d) from and after the date hereof, the requirements of Section 7.1 of the Loan Agreement shall be satisfied by delivery of the consolidated financial statements of Joining Party. To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other agreements executed and delivered in connection therewith, those duties, responsibilities or obligations shall flow only to the Company and not to Joining Party or any other Person (as defined in the Loan Agreement). By way of example (and not an exclusive list): (i) Agent’s providing notice to the Company in accordance with the Loan Agreement or as otherwise agreed among the Company, Agent and Lender shall be deemed provided to Joining Party; (ii) a Lender’s providing an Advance to the Company shall be deemed an Advance to Joining Party.

3.	Joining Party acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.

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[SIGNATURE PAGE TO JOINDER AGREEMENT]

Joining Party:

PULMATRIX, INC. (f/k/a Ruthigen, Inc.)
By:	/s/ Robert W. Clarke, Ph.D.
Name:	Robert W. Clarke, Ph.D.
Title:	Chief Executive Officer

Address:

PULMATRIX INC.
99 Hayden Avenue
Suite 390
Lexington, MA 02421
Attention: Dr. Robert Clarke
Email: rclarke@Pulmatrix.com
Telephone: 781-357-2333

AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Christine Fera
Name:	Christine Fera
Title:	Director of Contract Originations

Address:

400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
Facsimile: 650-473-9194
Telephone: 650-289-3060